Exhibit 10.9

NICHOLAS FINANCIAL, INC.
Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME
1 STOP MOTORSPORTS
1ST CHOICE AUTO SALES
1ST CHOICE AUTO SALES INC
1ST CLASS AUTO SALES
1ST CLASS AUTO SALES
1ST CLASS AUTOS
1ST STOP MOTORS INC
24/7 MOTORS LLC
247 AUTO SALES
301CARSALES.COM
31 W AUTO BROKERS INC
4042 MOTORS LLC
414 AUTO CENTER
44 AUTO MART
5 POINTS AUTO MASTERS
60 WEST AUTO SALES LLC
7TH STREET AUTO SALES
83 AUTO SALES LLC
A & D MOTORS, INC.
A & S GRAND AVE
A.R.J.‘S AUTO SALES, INC
A1 AUTO SALES
A-1 AUTO SALES
AAA AUTOMOTIVE LLC
AACC AUTO CAR SALES, INC
ABC AUTOTRADER LLC
ACCEPTANCE AUTO SALES OF
ACCURATE MOTORCARS, INC
ACE AUTOMOTIVE, INC.
ACTION DIRECT USA
ACTION GM
ACURA OF ORANGE PARK
ADAMS AUTO GROUP
ADAMSON FORD LLC
ADS AUTO DISCOUNT SALES INC
ADVANTAGE CHRYSLER PLYM DODGE
ADVANTAGE USED CARS
ADVENTURE CHRYSLER JEEP
ADVENTURE SUBARU LLC
AFFINITY AUTOMOTIVE REPAIRS &
AFFORDABLE AUTO AUCTION LLC

DEALER NAME
AFFORDABLE USED CARS & TRUCKS
AJ CAR SALES
AJ’S AUTO
ALEX KARRAS LINCOLN
ALFA MOTORS
ALL AMERICAN AUTO MART
ALL CREDIT CAR SALES LLC
ALL RIGHT AUTOS INC
ALL STAR AUTO GROUP
ALL STAR AUTO SALES
ALL STAR MOTORS INC
ALLAN VIGIL FORD
ALLEN TURNER AUTOMOTIVE
ALLIANCE
AL’S AUTO MART
ALTERNATIVES
AMERICAN AUTO SALES WHOLESALE
AMERICAN PRESTIGE AUTOS INC
AMERIFIRST AUTO CENTER, INC.
ANDRADE AUTO EXCHANGE INC
ANDY MOHR BUICK PONTIAC GMC
ANDY MOHR CHEVROLET, INC.
ANDY MOHR FORD, INC.
ANDY MOHR TOYOTA
ANNIE RAE INC
ANTHONY PONTIAC GMC BUICK INC
ANTHONY UNDERWOOD AUTOMOTIVE
ANTHONY WAYNE AUTO SALES
ANTIQUE MOTORS
ANY CREDIT AUTO SALES LLC
APPROVAL AUTO CREDIT INC.
ARA AUTO AIR & ELECTRIC
ARB WHOLESALE CARS INC
ARBOGAST BUICK PONTIAC GMC
ARC AUTO LLC
ARC AUTO LLC
ARCH ABRAHAM NISSAN LTD
ARENA AUTO SALES
ARES FINANCIAL SERVICES LLC
ARRIGO DODGE
ART MOEHN CHEVROLET, CO.

DEALER NAME
ART PINNOWS AUTO
ASANKA CARS.COM
ASHEBORO NISSAN, INC
ASSOCIATED AUTOMOTIVE GROUP
ATA TRUCK & AUTO SALES
ATCHINSON FORD SALES
ATL AUTO TRADE INC
ATL AUTOS .COM
ATLANTA BEST USED CARS LLC
ATLANTA LUXURY MOTORS INC
ATLANTIS RENT A CAR AND
AUCTION DIRECT USA
AURORA MOTOR CARS
AUSTIN MOTORS, INC
AUTO AMERICA
AUTO B GOOD
AUTO BANK, INC.
AUTO BRITE AUTO SALES
AUTO CITY LLC
AUTO CLUB OF MIAMI
AUTO CREDIT
AUTO DIRECT
AUTO DIRECT COLUMBUS OH
AUTO DIRECT PRE-OWNED
AUTO EXCHANGE
AUTO EXPRESS ENTERPRISE INC
AUTO EXTREME INC
AUTO HAUS OF FT. MEYERS
AUTO LIBERTY OF ARLINGTON
AUTO LINE, INC.
AUTO LIQUIDATORS OF TAMPA, INC
AUTO LOOX
AUTO MAC 2
AUTO MART, INC.
AUTO MASTERS
AUTO MASTERS OF HERMITAGE LLC
AUTO NETWORK OF THE TRIAD LLC
AUTO NETWORK, INC.
AUTO PARK CORPORATION
AUTO PASS SALES & SERVICE CORP
AUTO PLAZA INC
AUTO PLUS OF SMITHVILLE LLC
AUTO POINT USED CAR SALES

DEALER NAME
AUTO PORT
AUTO PROFESSION CAR SALES 2
AUTO PROFESSIONAL CAR SALES
AUTO RITE, INC
AUTO SELECT
AUTO SELECT INC
AUTO SENSATION USA, INC.
AUTO SOURCE OF GEORGIA
AUTO SPORT, INC.
AUTO STAR MOTOR CO LLC
AUTO STOP INC
AUTO TRADE GROUP INC
AUTO TRADEMARK
AUTO VILLA
AUTO VILLA WEST
AUTO WEEKLY SPECIALS
AUTO WISE AUTO SALES
AUTO WISE BUYING SERVICE INC
AUTO WISE OF SHELBYVILLE
AUTO WORLD
AUTODRIVE, LLC
AUTOHOUSE, US
AUTOLAND
AUTOLAND AUTO SALES
AUTOLAND USA AT SMYRNA
AUTOMART #1 LLC
AUTOMATIC AUTO CREDIT
AUTO-MATIC CREDIT ACCEPTANCE
AUTOMAX
AUTOMAX ATLANTA
AUTOMAX OF ANDERSON
AUTOMAX OF GREENVILLE
AUTOMAX OF GREER
AUTOMAX OF SPARTANBURG
AUTOMOTIVE CONNECTION
AUTONATION LLC
AUTONET GROUP LLC
AUTONOMICS
AUTOPLEX
AUTOPLEX IMPORT
AUTOPLEX, LLC
AUTORAMA PREOWNED CARS
AUTOS DIRECT INC

DEALER NAME
AUTOS ONLINE
AUTOSHOW SALES AND SERVICE
AUTOVILLE
AUTOWAY FORD OF BRADENTON
AUTOWAY FORD OF ST PETE
AUTOWAY HONDA ISUZU
AUTOWAY LINCOLN-MERCURY
AUTOWORLD USA
AUTOXSELL SALES & MARKETING
AZZA MOTORS, INC.
B & B AUTO PERFORMANCE LLC
B & W MOTORS
BAKER BUICK GMC CADILLAC
BALDERSON MOTOR SALES
BALLAS BUICK GMC
BALTIMORE WASHINGTON AUTO
BAMA MOTORCARS INC
BANK AUTO SALES
BARBIES AUTOS CORPORATION
BARGAIN SPOT CENTER
BARRETT & SONS USED CARS
BARTOW FORD COMPANY
BARTS CAR STORE
BASELINE AUTO SALES, INC.
BASIC AUTO SALES
BATES FORD INC
BAY PINES AUTO SALES
BAYSHORE AUTOMOTIVE
BEASLEY-CROSS PRE OWNED INC
BEAU TOWNSEND FORD
BECK NISSAN INC.
BEDFORD AUTO WHOLESALE
BEECHMONT FORD
BEEJAY AUTO SALES INC
BELLAMY AUTOMOTIVE GROUP, INC
BELLS AUTO SALES
BEN DAVIS CHEVROLET OLDSMOBILE
BEN MYNATT NISSAN
BENSON CAR MART
BENSON NISSAN
BEREA AUTO MALL
BERGER CHEVROLET
BERKELEY FORD

DEALER NAME
BERMANS AUTOMOTIVE, INC.
BERT SMITH INTERNATIONAL
BESSEMER AL AUTOMOTIVE LLC
BEST BUY MOTORS
BEST BUY WHEELS
BEST CHEVROLET
BEST DEAL AUTO SALES
BEST DEAL AUTO SALES INC
BEST FOR LESS AUTO INC
BEST IN TOWN
BEST KIA
BEST MOTORS OF HOLLYWOOD INC
BEST VALUE AUTO SALES INC
BICKEL BROTHERS AUTO SALES INC
BIG BLUE AUTOS, LLC
BIG O DODGE OF GREENVILLE, INC
BILL BLACK CHEVROLET,
BILL BRANCH CHEVROLET
BILL BRYAN CHRYSLER DODGE JEEP
BILL BUCK CHEVROLET, INC
BILL CURRIE FORD
BILL MAC DONALD FORD INC
BILL OWENS AUTO SALES
BILLS & SON AUTO SALES INC
BILLS AUTO SALES & LEASING,LTD
BILLY RAY TAYLOR AUTO SALES
BIRMINGHAM WHOLESALE AUTO LLC
BLACKWELL MOTORS INC
BLAKE HOLLENBECK AUTO SALES IN
BLEECKER CHEVROLET PONTIAC
BLOOMINGTON AUTO CENTER
BLOSSOM CHEVROLET, INC.
BOB CALDWELL DODGE COUNTRY INC
BOB HOOK OF SHELBYVILLE, LLC
BOB KING MITSUBISHI
BOB KING’S MAZDA
BOB MONTGOMERY CHEVROLET, INC.
BOB PULTE CHEVROLET GEO, INC.
BOB STEELE CHEVROLET INC.
BOBB CHRYSLER DODGE JEEP RAM
BOBB SUZUKI
BOBBY LAYMAN CHEVROLET, INC.
BOBBY MURRAY TOYOTA

DEALER NAME
BOLUFE ENTERPRISES, INC.
BONANZA AUTO CENTER INC
BOOMERS TRUCKS & SUVS LLC
BORCHERDING ENTERPRISE, INC
BOSAK HONDA
BOULEVARD AUTO SALES & LEASING
BOWDEN MOTORS INC
BOYD’S AUTO SALES
BRAD WINDHAMS USED CARS INC
BRADENTON AUTO DIRECT
BRADLEY CHEVROLET, INC.
BRAD’S USED CARS
BRAMLETT PONTIAC INC
BRANDON HONDA
BRANDON MITSUBISHI
BRANDT AUTO BROKERS
BRANNON HONDA
BRAZUSA AUTO SALES INC
BREMEN MOTORS
BRITTS AUTO CO LLC
BROMAR LLC
BRONDES FORD MAUMEE LTD
BROTHER’S AUTO SALES
BROTHERS CHEVROLET OLDSMOBILE
BROWN’S AUTO SALES
BRUCE KUNESH AUTO SALES
BRYANT USED CARS
BSK MOTOR CARS
BUCKEYE CITY AUTOMOTIVE GROUP
BUCKEYE FORD LINCOLN MERC OF O
BUCKEYE NISSAN, INC.
BUDS AUTO SALES
BURNS CHEVROLET, INC
BURNWORTH ZOLLARS INC
BUTLER FORD MERCURY HONDA INC.
BUTLER KIA
BUY RIGHT AUTO SALES INC
BUY RIGHT AUTOMOTIVE, LLC
BUYERS CHOICE AUTO CENTER LLC
BUZZ KARZ LLC
BYERLY FORD-NISSAN, INC
BYERS CHEVROLET LLC
BYERS KIA

DEALER NAME
C & J AUTO WORLD LLC
C & S SALES
CABLE AUTOMOTIVE INC
CADILLAC OF NOVI INC
CAMPBELL BROTHERS AUTO SALE
CAMPBELL MOTORS, INC.
CAPITAL AUTOMOTIVE SALES
CAPITAL BUICK PONTIAC GMC LLC
CAPITAL FORD INC
CAPITAL MOTORS
CAPITAL MOTORS LLC
CAPITOL AUTO
CAR BAZAAR INC OF FRANKLIN
CAR CITY USA LLC
CAR COLLECTION OF TAMPA INC.
CAR COLLECTION, INC.
CAR CORRAL
CAR COUNTRY
CAR CREDIT INC
CAR DEPOT
CAR FINDERS, LLC
CAR MART FL.COM
CAR SOURCE, LLC.
CAR START
CAR ZONE
CAR ZONE
CAR ZONE
CARDINAL MOTORS INC
CARDINAL MOTORS INC
CARDIRECT LLC
CARENA MOTORS, CO.
CAREY PAUL HONDA
CARL GREGORY CHRYSLER-DODGE-
CARMASTERS OF ARLINGTON
CAROLINA AUTO EXCHANGE
CAROLINA CARS OF MT PLEASANT
CAR-RIGHT
CARROLLTON MOTORS
CARS & TRUCKS
CARS & US INC
CARS 4 LESS AUTO INC
CARS 4 U
CARS AND CARS, INC.

DEALER NAME
CARS CARS CARS INC
CARS GONE WILD II LLC
CARS GONE WILD LLC
CARS OF SARASOTA LLC
CARS R US
CARSMART, INC.
CARZ & CYCLES OF SOUTHWEST FL
CARZ 4 U, LLC
CARZ, INC.
CASCADE AUTO GROUP, LTD
CASH AUTO SALES LLC
CASTLE AUTO OUTLET, LLC
CASTLE USED CARS
CASTRIOTA CHEVROLET GEO INC.
CAVALIER AUTO SALES INC
CAVALIER FORD-PORTSMOUTH
CC MOTORS INC
CENTRAL AVE AUTO OUTLET, INC.
CENTRAL PONTIAC INC.
CHAMPION OF DECATUR, INC.
CHAMPION PREFERRED AUTOMOTIVE
CHARLES BARKER PREOWNED OUTLET
CHARLOTTE MOTOR CARS LLC
CHARS CARS LLC
CHATHAM PARKWAY TOYOTA
CHESTATEE FORD INC
CHOICE AUTO SALES
CHRIS CARROLL AUTOMOTIVE
CHRIS SPEARS PRESTIGE AUTO
CHRONIC INC.
CIRCLE CITY ENTERPRISES, INC.
CITA AUTO SALES INC
CITRUS CHRYSLER JEEP DODGE
CITY AUTO SALES
CITY STYLE IMPORTS INC
CITY USED CARS, INC
CJ’S AUTO STORE
CLARK CARS INC
CLARK’S SUNSHINE
CLASSIC ASIAN IMPORTS, LLC
CLASSIC FORD
CLASSIC TOYOTA
CLEAN CARS

DEALER NAME
CLIFT BUICK GMC
CLINTON FAMILY FORD
CLONINGER FORD OF HICKORY
COASTAL AUTO GROUP INC. DBA
COASTAL AUTOMOTIVE INC
COCONUT CREEK HYUNDAI
COGGIN HONDA
COLUMBUS AUTO RESALE, INC
COLUMBUS CAR TRADER
COOK MOTOR COMPANY
COPPUS MOTORS - CHRYSLER,JEEP
CORAL SPRINGS OLDSMOBILE, INC
CORAL WAY AUTO SALES INC
CORLEW CHEVROLET CADILLAC OLDM
CORNERSTONER AUTOMOTIVE LLC
CORPORATE FLEET MANAGEMENT
CORTEZ MOTORS
COUCH MOTORS LLC
COUGHLIN AUTOMOTIVE OF
COUGHLIN AUTOMOTIVE- PATASKALA
COUGHLIN CHEVROLET OF
COUGHLIN FORD OF CIRCLEVILLE
COUGHLIN HYUNDAI
COUNTRY HILL MOTORS INC
COUNTRY HILL MOTORS, INC.
COUNTRYSIDE FORD OF CLEARWATER
COUNTY MOTOR CO., INC.
COURTESY CHRYSLER JEEP
COURTESY CHRYSLER JEEP DODGE
COURTESY NISSAN
COX AUTO SALES, LLC
COX TOYOTA/SCION
COYLE CHEVROLET
CRABBS AUTO SALES
CRAIG & BISHOP, INC.
CRAIG & LANDRETH INC
CRAMER HONDA OF VENICE
CRAMER TOYOTA OF VENICE
CREATIVE AUTOMOTIVE FINANCIAL
CREDIT NATION IZUZU
CREDITMAX AUTO GROUP
CRENCOR LEASING & SALES
CRESTMONT HYUNDAI, LLC

DEALER NAME
CRM MOTORS, INC.
CRONIC CHEVROLET, OLDSMOBILE-
CROSSROADS FORD INC
CROSSROADS FORD OF INDIAN TRL
CROSSROADS KIA OF INDIAN TRAIL
CROWN AUTO DEALERSHIPS INC.
CROWN HONDA
CROWN KIA
CROWN MOTORS INC
CROWN NISSAN
CROWN NISSAN GREENVILLE
CRYSTAL LAKE CHRYSLER JEEP INC
CURRIE MOTORS DRIVERS EDGE
CURRY HONDA
D & L AUTO SALES
DAN CUMMINS CHV BUICK PONTIAC
DAN TOBIN PONTIAC BUICK GMC
DAN TUCKER AUTO SALES
DANE’S AUTO SALES LLC
DAN’S AUTO SALES, INC
DARCARS WESTSIDE PRE-OWNED
DAS AUTO BROKERS
DAVE GILL PONTIAC GMC
DAVE SINCLAIR LINCOLN
DAVES JACKSON NISSAN
DAVID SMITH AUTOLAND, INC.
DAWSONS AUTO & TRUCK SALES INC
DAYS AUTO SALES INC
DAYTON ANDREWS DODGE
DAYTON ANDREWS INC.
DEACON JONES AUTO PARK
DEACON JONES NISSAN LLC
DEALER SERVICES FINANCIAL CTR
DEALERS CHOICE MOTOR COMPANY
DEALS FOR WHEELS
DEALS ON WHEELS
DEALS ON WHEELS AUTO MART
DEALS ON WHEELS WHOLESALE LLC
DEALZ AUTO TRADE
DEALZ ON WHEELZ LLC
DEAN SELLERS, INC.
DEECO’S AUTO SALES INC
DEMAAGD GMC NISSAN INC

DEALER NAME
DENNIS AUTO POINT
DENNY’S AUTO SALES, INC.
DEPENDABLE MOTOR VEHICLES INC
DEREK MOTORCAR CO INC
DESTINYS AUTO SALES
DETROIT II AUTOMOBILES
DIAMOND II AUTO SALES, INC.
DIAMOND MOTORS OF DAYTONA
DIANE SAUER CHEVROLET, INC.
DICK MASHETER FORD, INC.
DICK SCOTT NISSAN, INC.
DIMMITT CHEVROLET
DIRECT AUTO EXCHANGE, LLC
DIRECT AUTO SALES LLC
DISCOUNT AUTO BROKERS
DIVERSIFIED AUTO SALES
DIXIE IMPORT INC
DIXIE WAY MOTORS INC
DON AYERS PONTIAC INC
DON FRANKLIN CHEVROLET, BUICK
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON MARSHALL CHYSLER CENTER
DON MEALEY CHEVROLET
DON MOORE CHEVROLET CADILLAC
DON REID FORD INC.
DORAL CARS OUTLET
DOTSON BROS CHRYS DODGE PLYM
DOWN HOME MOTORS LLC
DOWNTOWN BEDFORD AUTO
DRIVE SOURCE
DRIVER SEAT AUTO SALES LLC
DRIVERIGHT AUTO SALES, INC.
DRIVERS WORLD
DRIVEWAYCARS.COM
DRY RIDGE TOYOTA
DUBLIN CADILLAC NISSAN GMC
DUGAN CHEVROLET PONTIAC
DUKE IMPORTS, INC.
DUNN CHEVROLET OLDS INC.
DURAN MOTOR SPORTS INC
DYNASTY MOTORS
E & R AUTO SALES INC

DEALER NAME
E AUTO SOLUTIONS
EAGLE ONE AUTO SALES
EAGLE ONE LEASE & CAPITAL LLC
EARL TINDOL FORD, INC.
EAST ANDERSON AUTO SALES
EAST CHARLOTTE NISSAN
EAST COAST AUTO SALES LLC
EAST COLONIAL AUTO
EAST ORLANDO KIA
EASTERN SHORE AUTO BROKERS INC
EAZY RIDE AUTO SALES LLC
ECLECTIC CARS LLC
ECONO MOTORS.NET
ECONOMIC AUTO SALES INC
ECONOMY MOTORS, INC
ECONOMY RENT A CAR & SALES INC
ED HOWARD LINCOLN MERCURY INC.
ED MORSE MAZDA LAKELAND
ED TILLMAN AUTO SALES
ED VOYLES HONDA
ED VOYLES HYUNDAI
ED VOYLES KIA OF CHAMBLEE
EDDIE AUTO BROKERS
EDDIE CRAIGS EXPRESS
EDDIE MERCER AUTOMOTIVE
EDDIE PREUITT FORD, INC.
EDGE MOTORS
EDWARDS CHEVROLET CO
EGOLF FORD OF BREVARD LLC
EJ’S QUALITY AUTO SALES, INC.
ELDER FORD OF TAMPA LLC
ELITE AUTO ADVANTAGE INC
ELITE AUTO SALES OF ORLANDO
ELITE CAR OUTLET INC
ELITE CAR SALES OF CLEARWATER
ELITE CAR SALES WEST INC
ELITE IMPORTS
ELITE MOTORS, INC.
ELITE RIDES
EMPIRE AUTO SALES & SERVICE
EMPIRE AUTOMOTIVE GROUP
ENGLEWOOD FORD
ENTERPRISE

DEALER NAME
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE LEASING CO OF
ENTERPRISE LEASING CO. OF ORL.
ERNEST MOTORS, INC.
ERNIE PATTI AUTO LEASING &
ESSERMAN INTERNATIONAL ACURA
EXOTIC MOTORCARS
EXPRESS AUTO SALES
EXTREME IMPORTS
EXTREME MOTORCARS USA INC
EZ AUTO & TRUCK PLAZA II INC
EZ PAY AUTO SALES
FACIDEAL AUTO CENTER INC
FAIRLANE FORD SALES, INC.
FANELLIS AUTO
FANTASY AUTOMOTIVES
FEDERICO PRE OWNED CENTER LLC
FERMAN CHRYSLER PLYMOUTH
FERMAN NISSAN
FIAT OF SAVANNAH
FIAT OF SOUTH ATLANTA
FIAT OF WINTER HAVEN
FINAST AUTO SALES
FIRKINS C.P.J.S.
FIRKINS NISSAN
FIRST CHOICE AUTOMOTIVE INC
FIRST CLASS MOTORS
FIRST STOP AUTO SALES
FISCHER NISSAN INC.
FITZGERALD MOTORS, INC.
FIVE POINTS TOYOTA, INC.
FIVE STAR AUTO SALES OF
FIVE STAR CAR & TRUCK
FIVE STAR FORD STONE MOUNTAIN
FL PRICE BUSTER AUTO SALES
FLEET SERVICES REMARKETING
FLEET STREET REMARKETING
FLETCHER CHRYSLER PRODUCTS INC
FLORENCE AUTO MART INC
FLORIDA AUTO EXCHANGE

DEALER NAME
FLORIDA CARS OF TAMPA BAY INC
FLORIDA FINE CARS INC
FLOW CHEVROLET LLC
FLOW VOLKSWAGEN OF GREENSBORO
FORD OF PORT RICHEY
FORT MYERS TOYOTA INC.
FORT PIERCE MOTORS, INC.
FORT WALTON BEACH
FORT WAYNE CREDIT CONNECTION I
FORT WAYNE TOYOTA/LEXUS OF
FOX AUTO SALES
FOX FORD LINCOLN MIDWEST LLC
FOXWORTHY AUTO SUPERSTORE
FRANK MYERS AUTO SALES, INC
FRANKIES AUTO SALES
FRED ANDERSON KIA
FREDERICO PRE-OWNED CENTER LLC
FREEDOM AUTOMOTIVE OF IVEL
FREEDOM FORD, INC.
FRENSLEY CHRYSLER PLYMOUTH
FRIDAY’S AUTO SALES, INC.
FRIENDLY FINANCE AUTO SALES
FRITZ ASSOCIATES
FRONTIER MOTORS INC
FUCCILLO KIA OF CAPE CORAL
FUTURE AUTOMOTIVE LLC
G & W MOTORS INC
GAINESVILLE DODGE
GALEANA CHRYSLER PLYMOUTH
GANLEY BEDFORD IMPORTS INC
GANLEY CHEVROLET, INC
GANLEY CHRYSLER JEEP DODGE INC
GANLEY LINCOLN MERCURY
GARY SMITH FORD
GASTONIA CHRYSLER JEEP DODGE
GATES CHEV PONT GMC BUICK
GATEWAY PRE-OWNED
GATOR CHRYSLER-PLYMOUTH, INC.
GATORLAND KIA
GEN-X CORP
GEOFF ROGERS AUTOPLEX
GEORGIA CHRYSLER DODGE
GEORGIA FINE CARS LLC

DEALER NAME
GEORGIA MOTORS
GEORGIA ON WHEELS
GEORGIE’S AUTO INC
GERMAIN HONDA
GERMAIN OF SARASOTA
GERMAIN TOYOTA
GERMAIN TOYOTA
GETTEL BMW OF GAINESVILLE
GETTEL NISSAN OF SARASOTA
GETTEL TOYOTA
GILBERT CHEVROLET COMPANY INC
GLOVER AUTO SALES
GMT AUTO SALES, INC
GOLDEN OLDIES
GOLLING CHRYSLER JEEP
GOOD MOTOR COMPANY LLC
GOOD TO GO AUTO SALES INC
GORDON CHEVROLET, INC.
GORDON CHEVROLET-GEO
GOWEN WHOLESALE AUTO
GR MOTOR COMPANY
GRAINGER NISSAN
GRANT CAR CONCEPTS
GRANT MOTORS CORP.
GREAT BRIDGE AUTO SALES
GREAT LAKES CHEVROLET BUICK
GREAT LAKES CHRYSLER DODGE JEE
GREEN FLAG AUTO SALES
GREEN FORD, INC
GREENE FORD COMPANY
GREENLIGHT MOTORS, LLC
GREENWISE MOTORS
GREG COATS CARS AND TRUCKS
GREG SWEET CHEVY BUICK OLDS
GREG SWEET FORD INC
GRIFFIN FORD SALES, INC.
GROGANS TOWNE CHRYSLER
GROVER & SONS MOTOR SALES LLC
GTR MOTORS
GUARANTEE AUTOMAXX CORPORATION
GULF ATLANTIC WHOLESALE INC
GULF COAST AUTO BROKERS, INC.
GULF MOTORS OF FT. MEYERS

DEALER NAME
GWINNETT PLACE NISSAN
H & H AUTO SALES
HAASZ AUTO MALL, LLC
HAIMS MOTORS INC
HAIMS MOTORS INC
HALEY FORD
HALEY TOYOTA CERTIFIED
HALLECK AUTO SALES
HAMILTON CHEVROLET INC
HAMMCO INC
HAPPY AUTO MART
HARBOR CITY AUTO SALES, INC.
HARDIE’S USED CARS, LLC
HARDY CHEVROLET
HAROLD ZEIGLER CHRYSLER DODGE
HARPER AUTO SALE, LLC
HARRELSON NISSA
HARRIET SALLEY AUTO GROUP LLC
HATCHER’S AUTO SALES
HAWLEY MOTOR SALES, INC
HAYNES AUTO SALES LLC
HEAD START AUTOMOTIVE
HEADQUARTER HONDA
HEATH MOTORSPORTS
HEATHER DAWN AUTO SALES
HEATH’S EXOTIC CARS AND
HELLER CAR COMPANY, INC
HENDRICK CHEVROLET LLC
HENDRICK HONDA
HENDRICK HONDA
HENDRICK HYUNDAI NORTH
HENDRICKSCARS.COM
HENNESSY MAZDA PONTIAC
HERITAGE AUTOMOTIVE GROUP
HERITAGE CADILLAC-OLDS, INC.
HERITAGE MOTOR COMPANY
HERITAGE MOTOR COMPANY INC.
HERRNSTEIN CHRYSLER INC
HIBDON MOTOR SALES
HIGH Q AUTOMOTIVE CONSULTING
HIGHLINE AUTOSPORTS LLC
HIGHLINE IMPORTS, INC.
HILL NISSAN INC

DEALER NAME
HILLSIDE MOTORS
HILTON HEAD MITSUBISHI
HOGSTEN AUTO WHOLESALE
HOLLYWOOD CHRYSLER PLYMOUTH
HOLLYWOOD MOTOR CO #1
HOLLYWOOD MOTOR CO #3
HOLLYWOOD MOTOR SALES
HOMETOWN AUTO MART, INC
HONDA CARS OF BRADENTON
HONDA CARS OF ROCK HILL
HONDA MARYSVILLE
HONDA OF CONYERS
HONDA OF FRONTENAC
HONDA OF GAINESVILLE
HONDA OF MENTOR
HONDA OF OCALA
HOOSIER TOM, INC.
HOOVER AUTOMOTIVE LLC
HOOVER CHRYSLER PLYMOUTH DODGE
HOOVER MITSUBISHI CHARLESTON
HOOVER TOYOTA, LLC
HORNBUCKLE MOTORS LLC
HOTT WHEELZ AUTO SALES LLC
HUBLER AUTO PLAZA
HUBLER CHEVROLET INC
HUBLER FINANCE CENTER
HUBLER NISSAN, INC.
HUDSON NISSAN
HUNTER AUTO
HUSTON MOTORS INC.
HWY 150 BUYERS WAY, INC.
HYUNDAI OF BRADENTON
HYUNDIA OF GREER
I 95 TOYOTA & SCION
IAUTO INC
IDEAL USED CARS INC
IJN AUTOMOTIVE GROUP
IMAGE CARS INC.
IMAGINE CARS
IMPERIAL MOTORS
IMPERIAL SALES & LEASING INC
IMPORTS OF TIDEWATER
INDIAN RIVER LEASING CO

DEALER NAME
INDOOR AUTO SALES, INC.
INDY MOTORSPORTS
INDY’S UNLIMITED MOTORS
INFINITI OF BEDFORD
INTEGRITY AUTO CENTER INC
INTEGRITY AUTO PLAZA LLC
INTEGRITY AUTO SALES, INC.
INTEGRITY AUTOMOTIVE
INTERNATIONAL AUTO LIQUIDATORS
INTERNATIONAL AUTO OUTLET
INTERSTATE MOTORS LLC
ISAACS PRE-OWNED AUTOS LLC
J & C AUTO SALES
J & M AFFORDABLE AUTO, INC.
J & M MOTORS LLC
J&K USED CARS
J. FRANLKIN AUTO SALES INC
JACK DEMMER FORD, INC.
JACK MAXTON CHEVROLET INC
JACK MAXTON CHEVROLET, INC
JACK MAXTON USED CARS
JACKIE MURPHY’S USED CARS
JACKSONVILLE AUTO LINK INC
JACOBY MOTORS INC
JAKE SWEENEY CHEVROLET, INC
JAKE SWEENEY MAZDA WEST
JAKE SWEENEY SMARTMART INC
JAKMAX
JAMESTOWN AUTO SALES INC
JAMIE’S DISCOUNT AUTO SALES
JARRETT FORD OF PLANT CITY
JARRETT GORDON FORD INC
JARRETT-GORDON FORD OF WINTER
JAX AUTO WHOLESALE, INC.
JAY CHEVROLET, INC
JAY HONDA
JAY PONTIAC BUICK
JAZCARS, INC.
JB’S AUTO SALES OF PASCO, INC.
JC AUTOMAX
JC LEWIS FORD, LLC
JCN INC AUTO SALES
JEANIES AUTOMOTIVE INC

DEALER NAME
JEFF SCHMITT AUTO GROUP
JEFF WYLEF CHEVROLET OF
JEFF WYLER CHEVROLET, INC
JEFF WYLER SPRINGFIELD, INC
JEFFREY P. HYDER
JEFFREYS AUTO EXCHANGE
JENKINS ACURA
JENKINS HYUNDAI
JENKINS MAZDA
JENKINS NISSAN, INC.
JENNINGS AUTO CENTER
JEREMY FRANKLINS SUZUKI OF KAN
JERRY HAGGERTY CHEVROLET INC
JERRY WILSON’S MOTOR CARS
JERRYS CHEVROLET
JIDD MOTORS INC
JIM BURKE NISSAN
JIM COGDILL DODGE CO
JIM DOUGLAS SALES AND SERVICE
JIM KIRBY AUTOMOTIVE
JIM ORR AUTO SALES
JIM SKINNER FORD INC
JIM WHITE HONDA
JIM WOODS AUTOMOTIVE, INC.
JIMMIE VICKERS INC.
JIMMY BROCKMAN USED CARS
JK AUTOMOTIVE GROUP LLC
JKB AUTO SALES
JODECO AUTO SALES
JOE KIDD MITSUBISHI
JOE WINKLE’S AUTO SALES LLC
JOHN BLEAKLEY FORD
JOHN HEISTER CHEVROLET
JOHN HIESTER CHEVROLET
JOHN HIESTER CHRYSLER DODGE
JOHN HINDERER HONDA
JOHN JENKINS, INC.
JOHN JONES CHEVY PONTIAC OLDS
JOHN KOOL LINCOLN MERCURY INC
JOHNNY’S AUTOS LLC
JOHNNYS MOTOR CARS LLC
JOHNSON AUTOPLEX
JOMAX AUTO SALES

DEALER NAME
JON HALL CHEVROLET INC.
JORDAN AUTO SALES
JOSEPH CHEVROLET OLDSMOBILE CO
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JPL AUTO EMPIRE
JTR AUTOMOTIVE GROUP
JULIANS AUTO SHOWCASE, INC.
JUST-IN-TIME AUTO SALES INC
K T AUTO SALES LLC
KACHAR’S USED CARS, INC.
KALER LEASING SERVICES INC
KALS AUTO SALES, INC.
KAR CONNECTION
KARL FLAMMER FORD
KAW VALLEY INDUSTRIAL INC
KCK AUTO SALES
KEFFER HYUNDAI
KEFFER PRE-OWNED SOUTH
KEITH HAWTHORNE FORD OF
KEITH HAWTHORNE HYUNDAI
KEITH HAWTORNE FORD
KEITH PIERSON TOYOTA
KELLEY BUICK GMC INC
KELLY & KELLY INVESTMENT CO IN
KENDALL TOYOTA
KENNYS AUTO SALES, INC
KEN’S AUTOS
KENS KARS
KERNERSVILLE DODGE
KEVINS CAR SALES
KEY CHRYLSER PLYMOUTH INC
KIA AUTO SPORT
KIA COUNTRY OF SAVANNAH
KIA OF ANDERSON
KIA OF CLARKSVILLE
KIA OF CONYERS
KIA OF GASTONIA
KIA OF LEESBURG
KIA TOWN CENTER
KING AUTOMOTIVE, LLC
KINGDOM MOTOR CARS
KINGS CHRYLSER JEEP DODGE

DEALER NAME
KINGS FORD, INC
KINGS HONDA
KINGS KIA
KINGS OF QUALITY AUTO SALES
KINGSWAY MOTORS
KISSELBACK FORD
KLASSIC CARS LLC
KMAX INC
KNE MOTORS, INC.
KNH WHOLESALE
KNOX BUDGET CAR SALES & RENTAL
KOE-MAK CORP
KOOL KARS INC
KUHN HONDA VOLKSWAGON
KUHN MORGAN TOYOTA SCION
KUNES COUNTY FORD OF ANTIOCH
L & M MOTORS, LLC
LA AUTO STAR, INC.
LAFONTAINE AUTO GROUP
LAGRANGE MOTORS
LAKE HARTWELL HYUNDAI
LAKE NISSAN SALES, INC.
LAKE NORMAN MOTORS LLC
LAKE ST LOUIS AUTO
LAKE VIEW MOTORS INC
LAKELAND CAR COMPANY LLC
LAKELAND CHRYSLER DODGE
LAKELAND NEW CAR ALTERNATIVE
LAKELAND TOYOTA INC.
LAKESIDE AUTO SALES, INC.
LAKEWOOD MOTOR SALES LLC
LALLY ORANGE BUICK PONTIAC GMC
LANCASTERS AUTO SALES, INC.
LANDERS MCLARTY CHEVROLET
LANDERS MCLARTY SUBARU
LANDMARK CDJ OF MONROE, LLC
LANDMARK MOTOR COMPANY
LANE 1 MOTORS
LANG CHEVROLET COMPANY
LANGDALE HONDA KIA OF
LANIGAN’S AUTO SALES
LARRY JAY IMPORTS, INC
LASCO FORD INC

DEALER NAME
LASH AUTO SALES, INC.
LAUGHLINS FAMILY AUTO
LEBANON FORD LINCOLN
LEE FAMILY MOTORS INC
LEE’S AUTO SALES, INC
LEES SUMMIT NISSAN
LEGACY MOTORS
LEGACY TOYOTA
LEGRANGE TOYOTA INC
LETS DEAL AUTO SALES
LEWIS AUTO SALES
LGE CORP
LIBERTY AUTO CITY INC
LIBERTY AUTO OUTLET INC
LIBERTY FORD SOUTHWEST, INC
LIBERTY MOTORS LLC
LIBERTY PONTIAC GMC TRUCK, INC
LIBERTY USED MOTORS INC
LIGHTNING MOTORS LLC
LIPTON TOYOTA
LITTLE RIVER TRADING CO OF
LMN AUTO INC
LOCKHART HUMMER, INC.
LOGANVILLE FORD
LOKEY MOTOR CO.
LOKEY NISSAN
LONDON MOTOR SPORTS
LONGSTREET AUTO
LOR MOTORCARS
LOU BACHRODT CHEVROLET
LOU LARICHE CHEVROLET INC
LOU SOBH PONTIAC/BUICK/GMC
LOUDON MOTORS, INC
LOWCOUNTRY AUTO SALES OF WEST
LOWERY BROS. OVERSTOCK LLC
LOWEST PRICE TRANSPORTATION
LUXURY AUTO DEPOT
LUXURY CARS & FINANCIAL, INC.
LUXURY IMPORTS AUTO SALES
LUXURY MOTORS LLC
M & F AUTO PARK, INC.
M & M AUTO GROUP INC
M & M AUTO SUPER STORE

DEALER NAME
MACATAWA AUTO & FINANCE CO
MACHADO AUTO SELL LLC
MACON DEALS INC
MADINA AUTO BROKERS
MAGIC IMPORTS OF
MAHER CHEVROLET INC
MAIN STREET MOTORCARS
MANASSAS AUTO TRUCK & TRACTOR
MANNY’S USED CARS LLC
MARANATHA AUTO
MARCH MOTORS INC.
MARIETTA AUTO MALL CENTER
MARIETTA AUTO MART
MARIETTA LUXURY MOTORS
MARK SWEENEY BUICK PONTIAC GMC
MAROONE CHEVROLET
MARSHALL FORD
MARSHALL MOTORS OF FLORENCE
MASHBURN MOTORS
MASTER CAR INTERNATIONAL, INC
MASTER CARS
MASTERS AUTO SALES LLC
MATHEWS BUDGET AUTO CENTER
MATHEWS FORD INC.
MATHEWS FORD OREGON, INC
MATIA MOTORS, INC
MATTERN AUTOMOTIVE,INC
MATTHEWS MOTOR COMPANY
MATTHEWS MOTORS 2 INC
MATTHEWS MOTORS INC.
MATTHEWS-HARGREAVES CHEVROLET
MAXIE PRICE CHEVROLETS OLDS,
MAXIMA AUTO INC
MAXIMUM DEALS, INC.
MAXKARS MOTORS
MAYSVILLE AUTO SALES
MAZDA OF SOUTH CHARLOTTE
MCCLUSKY AUTOMOTIVE LLC
MCGHEE AUTO SALES INC.
MCJ AUTO SALES OF CENTRAL FLOR
MCKENNEY CHEVROLET
MCKENNEY DODGE LLC
MCKENNEY-SALINAS HONDA

DEALER NAME
MCPHAILS AUTO SALES
MD AUTO SALES LLC
MEADE BROTHERS AUTO LLC
MECHANICSVILLE HONDA
MECHANICSVILLE TOYOTA
MEDINA AUTO BROKERS
MEDLIN MOTORS, INC.
MEGA AUTO CENTER VA
MELBORNE AUTO ADVANTAGE LLC
MEMBERS SALES AND LEASING INC
MENTOR IMPORTS,INC.
MENTOR NISSAN
MEROLLIS CHEVROLET SALES
METRO HONDA
METRO USED CARS
METROLINA AUTO SALES INC
MIAMI CARS INTERNATIONAL INC
MICHAEL’S IMPORTS
MID AMERICA AUTO EXCHANGE INC
MID AMERICA AUTO GROUP
MID ATLANTIC AUTO SALES NETWOR
MID ATLANTIC AUTO SPECIALIST
MID FLORIDA WHOLESALERS INC
MID RIVERS MOTORS
MID SOUTH INTERNET BROKERING &
MIDDLE TENNESSEE AUTO MART LLC
MIDDLETOWN FORD, INC
MIDFIELD MOTOR COMPANY, INC.
MIDSTATE MOTORS
MID-TOWN MOTORS LLC
MIDWAY AUTO GROUP
MIDWAY MOTORS
MIDWEST AUTO GROUP LLC
MIDWEST AUTO GROUP MISSOURI
MIDWEST AUTO MART LLC
MIDWEST AUTO STORE LLC
MIDWEST FINANCIAL SERVICES
MIDWEST MOTORS & TIRES
MIDWESTERN AUTO SALES, INC.
MIG CHRYSLER DODGE JEEP RAM
MIKE BASS FORD
MIKE CASTRUCCI CHEVY OLDS
MIKE CASTRUCCI FORD OF ALEX

DEALER NAME
MIKE CASTRUCCI FORD SALES
MIKE ERDMAN TOYOTA
MIKE REED CHEVROLET INC
MILE STRETCH AUTO SALES
MILTON DODGE CHRYSLER JEEP
MILTON MARTIN HONDA
MINIVAN SOURCE, INC.
MIRACLE CHRYSLER DODGE JEEP
MODERN CHEVROLET
MODERN CORP
MONROE DODGE/CHRYSLER INC.
MONTGOMERY MOTORS
MONTROSE FORD LINCOLN/MERCURY
MONZON AUTO SALES INC
MOODY MOTORS
MOORE NISSAN
MORGAN MOTORS INC
MOTOR KING INC
MOTOR WORLD INC
MOTORCARS
MOTORCARS TOYOTA
MOTORHOUSE INC
MOTORMAX OF GRAND RAPIDS
MR DEALS AUTO SALES & SERVICE
MTS AUTO MALL, INC.
MULLINAX FORD OF PALM BEACH
MUNGENAST ST. LOUIS HONDA
MURFREESBORO AUTO OUTLET, INC
MURPHY AUTO SALES
MURPHY MOTOR CO
MURPHY’S AUTO SALES INC
MURRAY’S USED CARS
MUSIC CITY WHOLESALE LLC
MY CAR LLC
MYLENBUSCH AUTO SOURCE LLC
NALLEY HONDA
NAPLETON’S HYUNDAI
NAPLETONS NISSAN/NAPLETONS
NAPLETON’S RIVER OAKS CHRYSLER
NASA BROTHERS INC
NASH CHEVROLET COMPANY
NASHVILLE AUTOMOTIVE GROUP LLC
NATIONAL CAR MART, INC

DEALER NAME
NATIONAL MOTORS, INC.
NATIONAL ROAD AUTOMOTIVE LLC
NEIL HUFFMAN NISSAN
NEIL HUFFMAN VW
NELSON AUTO GROUP
NELSON AUTO SALES
NEW CARLISLE CHRYSLER JEEP
NEW GENERATION MOTORS INC
NEWTON’S AUTO SALES, INC.
NEXT GENERATION MOTORS, INC.
NICHOLS DODGE, INC.
NICKS AUTO MART
NIMNICHT PONTIAC
NISSAN OF GALLATIN
NISSAN OF ST AUGUSTINE
NISSAN ON NICHOLASVILLE
NITRO MOTORS LLC
NOLAND ROAD AUTO CREDIT
NORTH ATLANTA AUTO SUPERSTORE
NORTH ATLANTA MOTORS LLC
NORTH BROTHERS FORD, INC
NORTH IRVING MOTORS INC
NORTH POINT MOTORS, LLC
NORTH TAMPA CHRYSLER JEEP DODG
NORTHEAST AUTO FINANCE INC
NORTHGATE AUTO SALES
NOURSE CHILLICOTHE
NUMBER ONE IN RADIO ALARMS INC
O C WELCH FORD LINCOLN MERCURY
OAKES AUTO INC
OBX CHEVROLET BUICK
OCEAN AUTO BROKERS
OCEAN HONDA
O’CONNOR AUTOMOTIVE, INC
O’DANIEL MOTOR SALES, INC.
OGDEN LINCOLN INC
OHIO AUTO CREDIT
OKOLONA MOTOR SALES
OLATHE FORD SALES, INC.
OLATHE QUALITY AUTO SALES
OLE BEN FRANKLIN MOTORS
OLE BEN FRANKLIN MOTORS
OLIVER C. JOSEPH, INC.

DEALER NAME
OLYMPIC MOTOR CO LLC
ON THE ROAD AGAIN, INC.
ON TRACK AUTO MALL, INC.
ONE SOURCE AUTOMOTIVE SOLUTION
ORLANDO AUTOS
ORLANDO HYUNDAI
OSCAR MOTORS CORPORATION
OVERLAND PARK MAZDA
OXMOOR FORD LINCOLN MERCURY
PALM AUTOMOTIVE GROUP
PALM BAY MOTORS
PALM BEACH AUTO DIRECT
PALM BEACH TOYOTA
PALM CHEVROLET OF GAINESVILLE
PALM COAST FORD
PALM HARBOR AUTO SALES INC
PALMETTO 57 NISSAN
PALMETTO FORD
PALMETTO WHOLESALE MOTORS
PAPPADAKIS CHRYSLER DODGE JEEP
PAQUET AUTO SALES
PARAMOUNT AUTO
PARK AUTO MALL, INC
PARK MAZDA OF WOOSTER
PARKS AUTOMOTIVE, INC
PARKS CHEVROLET—GEO
PARKS CHEVROLET, INC
PARKWAY FORD, INC.
PARKWAY MITSUBISHI
PARKWAY MOTORS INC
PATRIOT CHEVROLET
PAUL MILLER FORD, INC.
PAUL WALSH NISSAN INC
PCT ENTERPRISES LLC
PCT ENTERPRISES OF FLORIDA LLC
PEACH MOTORS LLC
PEDIGO’S HEARTLAND CROSSING
PEGGY’S AUTO SALES
PELHAM’S AUTO SALES
PENSACOLA AUTO BROKERS, INC
PERFORMANCE CHEVROLET BMW
PERFORMANCE CHEVROLET SUBARU
PERFORMANCE CHRYSLER JEEP DODG

DEALER NAME
PERFORMANCE GMC OF
PERFORMANCE HONDA
PETE FRANKLIN’S WHOLESALE
PETE MOORE CHEVROLET, INC
PHILLIPS BUICK PONTIAC GMC INC
PHILLIPS CHRYSLER-JEEP, INC
PILES CHEV-OLDS-PONT-BUICK
PINE ISLAND AUTO SALES
PINEVILLE IMPORTS
PINNACLE AUTO SALES
PLAINFIELD AUTO SALES, INC.
PLAINFIELD FAMILY AUTO & REPAI
PLATTNER’S
PLAZA LINCOLN MERCURY
PLAZA PONTIAC BUICK GMC INC
POGUE CHEVROLET INC
POMPANO NISSAN LLC
PORT ORANGE SALES LLC
POWER PONTIAC GMC OLDSMOBILE
PREFERRED AUTO
PREMIER AUTO BROKERS, INC.
PREMIER AUTO EXCHANGE
PREMIER AUTOWORKS SALES &
PREMIER MOTORCAR GALLERY
PREMIER MOTORS LLC
PREMIER ONE MOTOR CARS INC
PREMIERE CHEVROLET, INC.
PREMIUM MOTORS LLC
PRESTIGE AUTO GROUP
PRESTIGE AUTO SALES II INC
PRESTIGE MOTORS
PRESTIGE MOTORS OF VIERA
PRESTON AUTO OUTLET
PRICE RIGHT STERLING HEIGHTS
PRICELESS AUTO SALES
PRIDE AUTO SALES
PRIME MOTORS INC
PRIME MOTORS, INC.
PRO MOTION CO INC
PROCAR
PROFESSIONAL AUTO SALES
PROVIDENCE AUTO GROUP LLC
QUALITY BANK REPOS

DEALER NAME
QUALITY DISCOUNT MOTORS
QUALITY IMPORTS
QUALITY MOTORS
QUALITY MOTORS LLC
R & B CAR COMPANY
R & W AUTOMOTIVE SALES, INC.
R & Z AUTO SALES
R.K. CHEVROLET
RACEWAY AUTO GROUP
RAF AUTO SALES
RALEIGH PRE-OWNED INC
RANDY WISE CHEVROLET BUICK
RANKL & RIES MOTORCARS, INC
RAY CHEVROLET
RAY SKILLMAN CHEVROLET
RAY SKILLMAN EASTSIDE
RAY SKILLMAN FORD INC.
RAY SKILLMAN HOOSIER FORD INC
RAY SKILLMAN NORTHEAST BUICK G
RAY SKILLMAN OLDSMOBILE AND
RAY SKILLMAN WESTSIDE
RAYMOND CHEVROLET KIA
RAYTOWN AUTOMALL
RE BARBER FORD INC
READY CARS INC
RED HOAGLAND HYUNDAI, INC.
RED HOLMAN BUICK PONTIAC GMC
REDMOND AUTOMOTIVE
REDSKIN AUTO SALES INC
REGAL PONTIAC, INC.
REIDSVILLE NISSAN INC
REITSMA AUTO SALES INC
RELIABLE RIDES LLC
REVOLUTION MOTORS LLC
RICART FORD USED
RICE AUTO SALES
RICHARD HUGES AUTO SALES
RICHBURG AUTOMOTIVE LLC
RICHMOND FORD
RICK CASE ATLANTA
RICK CASE HYUNDAI
RICK DAVENPORT AUTO SALES, INC
RICK HENDRICK JEEP CHRYSLER

DEALER NAME
RIDE N DRIVE
RIDE TIME, INC.
RIDES 4 U
RIGHT PRICE MOTORS, INC
RIGHTWAY AUTOMOTIVE CREDIT
RIGHTWAY AUTOMOTIVE CREDIT
RIGHTWAY AUTOMOTIVE CREDIT
RIOS MOTORS
RIVERCHASE KIA
RIVERGATE TOYOTA
RIVERSIDE MOTORS, INC
RIVIERA AUTO SALES SOUTH, INC.
RML HUNTSVILLE AL AUTOMOTIVE
ROBERT LEE AUTO SALES INC
ROCK BOTTOM AUTO SALES, INC.
ROCKENBACH CHEVROLET SALES INC
ROD HATFIELD CHEVROLET, LLC
ROGER WILSON MOTORS INC
ROSE CITY MOTORS
ROSE CITY MOTORS
ROSEN HYUNDAI OF ALGONQUIN LLC
ROSS’S AUTO SALES
ROUEN MOTORWORKS LTD
ROUSH HONDA
ROY O’BRIEN, INC
ROYAL AUTO SALES
ROYAL OAK FORD SALES, INC.
RP AUTOMOTIVE LLC
RPM AUTO SALES
RPM AUTO SALES LLC
RPT SALES & LEASING LLC
RUSSELL AUTO SALES
RYAN’S AUTO SALES
S & B AUTO BROKERS LLC
SALTON MOTOR CARS INC
SANSING CHEVROLET, INC
SATURN OF GREENSBORO
SATURN OF SARASOTA, INC.
SAULS MOTOR COMPANY, INC.
SAVANNAH AUTO
SAVANNAH AUTOMOTIVE GROUP
SAVANNAH SPORTS AND IMPORTS
SAVANNAH TOYOTA & SCION

DEALER NAME
SC AUTO SALES
SCARRITT MOTORS INC
SCHAELL MOTORS
SCOGGINS CHEVROLET OLDS BUICK
SCOTT EVANS NISSAN
SELECT AUTO CENTER
SELECT AUTO SALES
SELECT MOTORS OF TAMPA INC.
SERRA AUTOMOTIVE
SERRA VISSER NISSAN INC
SHAMRA LLC
SHAN AUTO SALES
SHARP CARS OF INDY
SHAVER MOTORS OF ALLEN CO INC
SHAWNEE MOTORS GROUP
SHEEHAN PONTIAC
SHEEHY FORD INC
SHELBYVILLE AUTOMOTIVE
SHERIDAN AUTO SALES
SHERMAN DODGE
SHOALS UNIVERSITY KIA
SHOOK AUTO INC
SHORELINE AUTO CENTER INC
SHOW ME AUTO MALL INC
SHUTT ENTERPRISES INC
SIGN & DRIVE AUTO SALES LLC
SIGNATURE MOTORS USA LLC
SIMMONS NISSAN
SIMON & DAVID AUTO SALES LLC
SINA AUTO SALES, INC.
SINCLAIR OF LEE’S SUMMIT INC
SKY AUTOMOTIVE GROUP CORP
SKYLINE MOTORS FO RALEIGH INC
SMH AUTO
SMITH STOKES CHEV CAD BUICK
SMITHS AUTO SALES
SOLAR AUTO SALES INC
SOLID AUTOS LLC
SONS ACURA
SOURCE AUTOMOTIVE
SOUTH 71 AUTO SALES
SOUTH BEACH MOTOR CARS
SOUTH CHARLOTTE PREOWNED AUTO

DEALER NAME
SOUTH DAYTON AUTO & TRUCK SERV
SOUTH I-75 CHRYSLER DODGE JEEP
SOUTH MOTORS HONDA
SOUTH OAK DODGE INC
SOUTHEAST JEEP EAGLE
SOUTHERN AUTOMOTIVE ENTERPRISE
SOUTHERN MOTOR COMPANY
SOUTHERN STATES NISSAN, INC.
SOUTHERN TRUST AUTO SALES
SOUTHFIELD JEEP-EAGLE, INC.
SOUTHGATE FORD
SOUTHPORT MOTORS
SOUTHSIDE AUTO SALES
SPACE & ROCKET AUTO SALES
SPIRIT CHEVROLET-BUICK INC.
SPIRIT FORD INC
SPITZER DODGE
SPITZER DODGE
SPITZER MOTOR CITY
SPORT MAZDA
SPORTS AND IMPORTS, INC.
SPORTS CENTER IMPORTS INC
ST LOUIS AUTO BROKERS
ST LOUIS CARS & CREDIT INC
STAF ORTON AUTOMOTIVE INC
STANFIELD AUTO SALES
STAR AUTO SALES
STAR FIRST 1 FINANCIAL
STARK AUTO GROUP
STARK AUTO SALES
STARRS CARS AND TRUCKS, INC
STATE AUT GROUP LLC
STEARNS MOTORS OF NAPLES
STEELE AUTO SALES LLC
STEPHEN A FINN AUTO BROKER
STERLING AUTO SALES
STEVE AUSTINS AUTO GROUP INC
STEVE RAYMAN CHEVROLET, LLC
STEVE’S AUTO MALL INC
STEWART AUTO GROUP OF
STEWART MOTORS
STL AUTO BROKERS
STOKES BROWN TOYOTA SCION

DEALER NAME
STOKES HONDA CARS OF BEAUFORT
STOKES KIA
STOKES USED CAR CENTER
STONE MOUNTAIN NISSAN
STONECREST TOYOTA
SUBARU OF KENNESAW LLC
SUBARU OF MCDONOUGH, LLC
SUBARU OF PEMBROKE PINES
SUBARU OF PORT RICHEY INC
SUBURBAN AUTO SALES
SUBURBAN CHRYSLER JEEP DODGE
SUBURBAN FORD OF STERLING
SUMMIT CITY CHEVROLET, INC.
SUMMIT PRE-OWNED OF RALEIGH
SUN HONDA
SUN TOYOTA
SUNBELT’S FORD TWON OF ALBANY
SUNCOAST CHRYSLER PLYMOUTH
SUNCOAST KIA
SUNSET MOTORS
SUNSHINE AUTO BROKERS INC
SUNSTATE FORD
SUPER AUTO SALES
SUPER AUTOS MIAMI
SUPERIOR ACURA
SUPERIOR AUTO SALES
SUPERIOR CHEVROLET
SUPERIOR MOTORS
SUPERIOR MOTORS NORTH
SUPERIOR PONTIAC BUICK GMC,INC
SUPERSTORE BUYHERE PAYHERE LLC
SUPREME MOTORS OF NASHVILLE
SUTHERLIN NISSAN MALL OF GA.
SUTHERLIN NISSAN OF FT. MYERS
SUZUKI OF NASHVILLE
SWEENEY BUICK PONTIAC GMC
SWEENEY CHRYSLER DODGE JEEP
TALLAHASSEE DODGE-CHRYSLER
TAMI AUTO SALES INC
TAMIAMI FORD, INC.
TAMPA HONDALAND
TAMPA TRUCK DEPOT
TARGET AUTOMOTIVE

DEALER NAME
TAYLOR AUTO SALES
TAYLOR AUTO SALES INC.
TAYLOR MORGAN INC
TAYLOR’S AUTO SALES
TDR AUTO PLAZA LLC
TEAM AUTOMOTIVE
TEAM CHEVROLET OLDSMOBILE
TEAM NISSAN OF MARIETTA
TED’S AUTO SALES, INC.
TELEGRAPH CHRYSLER JEEP, INC.
TEMPEST MOTORS
TENNESSEE AUTO SALES
TERRY LABONTE CHEVROLET
TERRY LEE HONDA
THE 3445 CAR STORE, INC.
THE AUTO GROUP LLC
THE AUTO PARK INC
THE AUTO STORE
THE AUTO STORE
THE AUTO STORE
THE CAR CABANA OF
THE CAR CENTER, LLC
THE CAR CONNECTION, INC.
THE CAR SHACK
THE CAR SHOPPE LLC
THE CAR STORE INC.
THE LUXURY AUTOHAUS INC.
THOMASVILLE TOYOTA
THOMPSON CADILLAC
THORNTON CHEVROLET, INC
THOROUGHBRED FORD INC
THRIFTY CAR SALES
THRIFTY OF GRAND RAPIDS
THURSTON FLEET SALES
TIFFIN FORD LINCOLN MERCURY
TILLMAN AUTO LLC
TIM FRENCH SUPER STORES, LLC
TIM LALLY CHEVROLET, INC
TIM TAYLOR AUTO SALES
TINKER BOYD USED CARS
TITAN AUTO SALES
TNT AUTO SALES INC
TNT CHRYSLER DODGE JEEP

DEALER NAME
TNT USED AUTO SALES, INC.
TOM BUSH AUTO PLEX
TOM EDWARDS, INC
TOM GILL CHEVROLET
TOM HOLZER FORD
TOM KELLEY BUICK GMC PONTIAC
TOM STENHOUWER AUTO SALES INC
TOM TEPE AUTOCENTER INC
TOM WOOD FORD
TOMLINSON MOTOR COMPANY OF
TONY ON WHEELS, INC.
TOP CAR CHICAGO LLC
TOP CHOICE AUTO
TOP GUN AUTO SALES LLC
TOWN & COUNTRY AUTO & TRUCK
TOWN & COUNTRY FORD, INC.
TOWN & COUNTRY SELECT
TOWN CENTER NISSAN
TOWN SQUARE MOTORS
TOWNE EAST AUTO
TOYOTA OF ALBANY
TOYOTA OF BEDFORD
TOYOTA OF CINCINNATI CO, INC.
TOYOTA OF GOLDSBORO
TOYOTA OF HOLLYWOOD
TOYOTA OF LOUISVILLE, INC.
TOYOTA OF MUNCIE
TOYOTA OF ORLANDO
TOYOTA OF WINTER HAVEN
TOYOTA SCION NORTH CHARLESTON
TOYOTA WEST/SCION WEST
TRAMWAY MOTOR CARS
TRI-CITY AUTO MART
TRI-COUNTY CHRYSLER PRODUCTS
TRI-COUNTY MOTORS
TRINITY AUTOMOTIVE
TRIPLE M AUTO CONSULTANTS
TROPICAL AUTO OUTLET
TROPICAL AUTO SALES
TROY FORD INC
TRUCK TOWN INC
TRYON AUTO MALL
TWIN CITY CARS INC

DEALER NAME
TWIN CITY NISSAN INC
U.S. AUTO GROUP, INC.
U-DRIVE
U-DRIVE AUTO LLC
UNIQUE AUTO SALES
UNITED AUTO SALES
UNITED MOTOR SPORTS
UNITED SALES AND LEASING, INC
UNITED VEHICLE SALES
UNIVERSITY HYUNDAI OF DECATUR
UNIVERSITY MOTORS
UNIVERSITY NISSAN
UNLIMITED AUTOMOTIVE
URBAN AUTO SALES, LLC
US AUTO MART INC
US MOTORS
USA AUTO & LENDING INC
USA MOTORCARS
USED AUTOS FOR EVERYONE
USED CAR FACTORY INC
USED CAR SUPERMARKET
V & L AUTO SALES
VA CARS INC
VADEN NISSAN OF STATESBORO
VADEN NISSAN, INC.
VAL WARD CADILLAC, INC.
VALDOSTA TOYOTA
VANGUARD AUTO CENTER INC
VANN YORK NISSAN, INC.
VANN YORK PONTIAC BUICK GMC
VANN YORK PONTIAC, INC.
VANN YORK TOYOTA, INC
VARSITY LINCOLN MERCURY
VAS
VELOCITY MOTORS INC
VETERANS FORD
VIC BAILEY HONDA, INC.
VICTORIA MOTORS, LLC
VICTORY AUTO EXPRESS INC
VICTORY CHEVROLET LLC
VICTORY HONDA OF MONROE
VICTORY NISSAN
VILLAGE AUTO OUTLET INC

DEALER NAME
VINCE WHIBBS PONTIAC-GMC
VIP AUTO ENTERPRISES INC
VIRGINA MOTOR CO.
VOGUE MOTOR CO INC
VOLVO OF FT. MYERS
WABASH AUTO CARE INC
WADE FORD INC
WADE TRUCK & AUTO SALES LLC
WALDORF FORD, INC.
WALKER FORD CO., INC.
WALSH AUTO BODY, INC
WALT SWEENEY FORD, INC
WALTERS AUTO SALES AND RENTALS
WARREN TOYOTA
WARSAW BUICK GMC
WASHINGTON BLVD MOTORS
WAYNE AKERS FORD INC.
WAYNESVILLE AUTO MART
WEINLE AUTO SALES
WEST BROAD HONDA
WEST CLAY MOTOR COMPANY LLC
WEST COAST CAR & TRUCK SALES
WEST END AUTO SALES & SERVICE
WEST MOBILE AUTOMOTIVE
WEST SIDE TOYOTA
WESTSIDE MOTOR CO
WESTVIEW MOTORS, INC.
WHEEL UNIK AUTOMOTIVE &
WHEELS & DEALS AUTO SALES
WHEELS & DEALS AUTO SALES OF
WHEELS FOR SALE BY OWNER &
WHEELS MOTOR SALES
WHITE FORD CO., INC.
WHITEWATER MOTOR COMPANY INC
WHITTEN AUTO CENTER
WHOLESALE AUTO BROKERS, INC.
WHOLESALE DIRECT
WHOLESALE, INC
WILDCAT AUTO SALES
WILLETT HONDA SOUTH
WILLIAMSBURG CHRY JEEP
WILLY HEROLD SUBARU
WILMINGTON AUTO CENTER

DEALER NAME
WILSON MOTORS WHOLESALE, INC
WINTER PARK AUTO EXCHANGE INC
WORLD AUTO
WORLD AUTO, INC.
WORLD FORD STONE MOUNTAIN
WORLEY AUTO SALES
WOW CAR COMPANY
XL1 MOTORSPORTS, INC
X-TREME AUTO SALES INC
YADKIN ROAD AUTO MART
YARK AUTOMOTIVE GROUP, INC
YERTON LEASING & AUTO SALES
YOUR DEAL AUTOMOTIVE
YOUR KAR CO INC
Z BEST CARS
Z IMPORTS SALES & SERVICE INC
ZAPPIA MOTORS
ZEIGLER CHEVROLET LLC
ZEIGLER CHRYSLER DODGE JEEP